UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 24, 2020

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due August 3, 2020	T 20C	New York Stock Exchange
AT&T Inc. 1.875% Global Notes due December 4, 2020	T 20	New York Stock Exchange
AT&T Inc. 2.650% Global Notes due December 17, 2021	T 21B	New York Stock Exchange
AT&T Inc. 1.450% Global Notes due June 1, 2022	T 22B	New York Stock Exchange
AT&T Inc. 2.500% Global Notes due March 15, 2023	T 23	New York Stock Exchange
AT&T Inc. 2.750% Global Notes due May 19, 2023	T 23C	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 5, 2023	T 23D	New York Stock Exchange
AT&T Inc. 1.050% Global Notes due September 5, 2023	T 23E	New York Stock Exchange
AT&T Inc. 1.300% Global Notes due September 5, 2023	T 23A	New York Stock Exchange
AT&T Inc. 1.950% Global Notes due September 15, 2023	T 23F	New York Stock Exchange
AT&T Inc. 2.400% Global Notes due March 15, 2024	T 24A	New York Stock Exchange
AT&T Inc. 3.500% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 1.600% Global Notes due May 19, 2028	T 28C	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 2.050% Global Notes due May 19, 2032	T 32A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due May 19, 2038	T 38C	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Throughout this document, AT&T Inc. is referred to as “AT&T.” On June 24, 2020, AT&T closed its sale of $1,050,000,000 principal amount of its 3.750% Global Notes due 2050 (the “Notes”) pursuant to the Underwriting Agreement, dated June 16, 2020, between AT&T and Deutsche Bank AG, Taipei Branch, Morgan Stanley Taiwan Limited and Standard Chartered Bank (Taiwan) Limited, as the several Underwriters. The Notes were issued pursuant to that certain Indenture, dated as of May 15, 2013, between AT&T and The Bank of New York Mellon Trust Company, N.A., as Trustee. The Notes have been registered under the Securities Act of 1933, as amended pursuant to a Registration Statement on Form S-3 (No. 333-231404) previously filed with the Securities and Exchange Commission under the Securities Act. Copies of the Underwriting Agreement, the form of Notes and the opinion of our Vice President – Associate General Counsel and Assistant Secretary as to the validity of the Notes are filed as exhibits hereto and incorporated herein by reference. AT&T is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement.

On June 23, 2020, AT&T and certain of its subsidiaries issued notices for the redemption in full of all of the outstanding (i) $1,456,834,000 aggregate certain of its principal amount of the 3.000% Global Notes due February 15, 2022 issued by AT&T (CUSIP No. 00206RBD3), (ii) $1,250,000,000 aggregate principal amount of the 3.200% Global Notes due March 1, 2022 issued by AT&T (CUSIP No. 00206RDN9), (iii) $1,012,016,000 aggregate principal amount of the 3.800% Global Notes due March 15, 2022 issued by AT&T (CUSIP No. 00206RDB5), (iv) $422,057,000 aggregate principal amount of the 4.000% Global Notes due January 15, 2022 issued by AT&T (CUSIP No. 00206RHL9), (vi) $60,339,000 aggregate principal amount of the 3.800% Senior Notes due March 15, 2022 issued by DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. (CUSIP No. 25459HBF1) and (vi) $62,580,000 aggregate principal amount of the 4.00% Notes due January 15, 2022 issued by Time Warner, Inc. (CUSIP No. 887317AN5).

On June 22, 2020, AT&T delivered irrevocable notice to the agent that AT&T plans to prepay on June 26, 2020, all of the $500,000,000 aggregate outstanding principal amount of the Tranche C facility under AT&T’s Term Loan Credit Agreement, dated as of September 20, 2019, with Bank of America, N.A., as agent (the “BAML Term Loan”). After the repayment is applied, all outstanding borrowings and all unpaid fees under the BAML Term Loan will be paid in full and the BAML Term Loan will be terminated in its entirety. On June 22, 2020, AT&T delivered irrevocable notice to the agent that AT&T plans to prepay on June 25, 2020, all of the $500,000,000 aggregate outstanding principal amount of the Term Loan Credit Agreement, dated as of December 4, 2017, with Bank of Communications Co., Ltd., New York Branch, as agent (the “BoComm Term Loan”). After the repayment is applied, all outstanding borrowings and all unpaid fees under the BoComm Term Loan will be paid in full and the BoComm Term Loan will be terminated in its entirety.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

1.1	Underwriting Agreement, dated June 16, 2020

4.1	Form of 3.750% Global Notes due 2050

5.1	Opinion of Mr. Wayne A. Wirtz, Vice President – Associate General Counsel and Assistant Secretary, AT&T Inc., as to the validity of the Notes

23.1	Consent of Mr. Wayne A. Wirtz, Vice President – Associate General Counsel and Assistant Secretary (included in Exhibit 5.1)

104	The cover page from AT&T Inc.’s Current Report on Form 8-K, formatted in Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.
Date: June 24, 2020
	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer